INTANGIBLE ASSETS, NET	12 Months Ended
Dec. 31, 2022
INTANGIBLE ASSETS, NET
INTANGIBLE ASSETS, NET

8.    INTANGIBLE ASSETS, NET

	As of December 31,
	2021	2022

	(HK$ in thousands)
Gross carrying amount
Computer software	15,596	27,196
License	4,261	29,564
Others	3,638	10,087
Total of gross carrying amount	23,495	66,847

Less: accumulated amortization
Computer software	(5,172)	(9,017)
Licenses	—	(1,493)
Others	(1,105)	(1,889)
Total of accumulated amortization	(6,277)	(12,399)
Intangible assets, net	17,218	54,448

Amortization expenses on intangible assets which are included in research and development expenses, selling and marketing expenses and general and administrative expenses in the consolidated statements of comprehensive income for the years ended December 31, 2020, 2021 and 2022 were HK$1,439 thousand, HK$2,317 thousand and HK$6,700 thousand, respectively.